Exhibit (a)(1)(N)

March 27 - One Week After Offer to Exchange Program Commences

We have just completed week one of Apple’s Stock Option Exchange Program. The offer to exchange your underwater stock options will expire at 5:00p.m., Pacific Daylight Time, on April 17, 2003.  If you wish to exchange your eligible options and have not already done so, please go to the Mellon Web site http://www.corporate-action.net/apple/ and, using your PIN to access your personal information, select your election for each of your eligible option grants. If you have questions, please call Mellon Investor Services.

Mellon Investor Services

Monday through Friday

8:00a.m. to 7:00p.m., Pacific Time

  888-605-2938 (Calling from within the US)

  201-329-8195 (Calling from outside the US)

If you have lost your PIN, please call Mellon Investor Services and it will be provided to you again.

April 14 – Final Week

We are entering the final week of Apple’s Stock Option Exchange Program. There are four (4) days left to make your election. The offer to exchange your underwater stock options will expire at 5:00p.m., Pacific Daylight Time, on April 17, 2003.  If you wish to exchange your eligible options and have not already done so, please go to the Mellon Web site http://www.corporate-action.net/apple/ and, using your PIN to access your personal information, select your election for each of your eligible option grants. If you have questions, please call Mellon Investor Services.

Mellon Investor Services

Monday through Friday

8:00a.m. to 7:00p.m., Pacific Time

  888-605-2938 (Calling from within the US)

  201-329-8195 (Calling from outside the US)

If you have lost your PIN, please call Mellon Investor Services and it will be provided to you again.

April 17 – Last Day (Offer Expiration Date)

Today is the last day to elect to exchange your eligible options as part of Apple’s Stock Option Exchange Program. The offer to exchange your underwater stock options will expire at 5:00p.m., Pacific Daylight Time, on April 17, 2003.  If you wish to exchange your eligible options and have not already done so, please go to the Mellon Web site http://www.corporate-action.net/apple/ and, using your PIN to access your personal information, select your election for each of your eligible option grants. If you have questions, please call Mellon Investor Services.

Mellon Investor Services

Monday through Friday

8:00a.m. to 7:00p.m., Pacific Time

  888-605-2938 (Calling from within the US)

  201-329-8195 (Calling from outside the US)

If you have lost your PIN, please call Mellon Investor Services and it will be provided to you again.